SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 20, 2007
                                                          -------------


                            Northwest Bancorp, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)


        United States                   0-23817                 23-2900888
  --------------------------------- ---------------------  --------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                    16365
                              --------------------                  ---------
                     (Address of principal executive office)        (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year.

                  The Board of Directors of Northwest Bancorp, Inc. (the "Company") has approved an amendment to Article II, Section 5 of the Company's Bylaws to permit electronic delivery of notices of shareholder meetings. The amendment was effective on June 20, 2007, subject to the receipt of non-objection from the Office of Thrift Supervision. The language of Article II,
                  Section 5 of the Company's Bylaws is attached as an exhibit to this Current Report.

Item 9.01.        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

         Exhibit No.                Exhibit

              3                 Text of amendment to Bylaws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         NORTHWEST BANCORP, INC.


DATE:  June 25, 2007                     By: /s/ William W. Harvey, Jr.
                                            -----------------------------------
                                            William W. Harvey, Jr.
                                            Executive Vice President, Finance
                                            and Chief Financial Officer